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                                                                      EXHIBIT 24

                           DIRECTORS AND OFFICERS OF
                      MPW INDUSTRIAL SERVICES GROUP, INC.

                       REGISTRATION STATEMENT ON FORM S-1

                               POWER OF ATTORNEY

     KNOW ALL MEN BY THESE PRESENTS, that each of the undersigned directors and officers of MPW Industrial Services Group, Inc., an Ohio corporation (the "Company"), hereby: (1) constitutes and appoints Monte R. Black, Ira O. Kane, Daniel P. Buettin and Brad A. Martyn, collectively and individually, as his agent and attorney-in-fact, with full power of substitution and resubstitution, to (a) sign and file on his behalf and in his name, place and stead in any and all capacities (i) a Registration Statement on Form S-1 (the "Registration Statement") with respect to the registration under the Securities Act of 1933, as amended (the "Act"), of up to 4,500,000 shares of common stock, without par value (the "Common Stock"), of the Company, (ii) a Registration Statement pursuant to Rule 462(b) under the Act (the "Rule 462 Registration Statement"),
(iii) any and all amendments, including post-effective amendments, and exhibits to the Registration Statement and Rule 462 Registration Statement and (iv) any and all applications or other documents to be filed with the Securities and Exchange Commission or any state securities commission or other regulatory authority with respect to the securities covered by the Registration Statement, and (b) do and perform any and all other acts and deeds whatsoever that may be necessary or required in the premises; and (2) ratifies and approves any and all actions that may be taken pursuant hereto by any of the above-named agents and attorneys-in-fact or their substitutes.

     IN WITNESS WHEREOF, the undersigned directors and officers of the Company have hereunto set their hands as of the 1st day of October, 1997.

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
/s/ MONTE R. BLACK                            /s/ IRA O. KANE
------------------------------------------    ------------------------------------------
Monte R. Black, Chief Executive Officer       Ira O. Kane, President and
and Chairman of the Board of Directors        Chief Operating Officer, Director
(Principal Executive Officer)

/s/ DANIEL P. BUETTIN                         /s/ BRAD A. MARTYN
------------------------------------------    ------------------------------------------
Daniel P. Buettin, Vice President, Chief      Brad A. Martyn, Corporate Controller
Financial Officer and Secretary               (Principal Accounting Officer)
(Principal Financial Officer)

/s/ TIMOTHY A. WALSH                          /s/ SCOTT N. WHITLOCK
------------------------------------------    ------------------------------------------
Timothy A. Walsh, Director                    Scott N. Whitlock, Director

/s/ ROBERT E. OYSTER
------------------------------------------
Robert E. Oyster, Director
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